EX-99.j

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated December 26, 2025, with respect to the financial statements of abrdn Funds, comprised of abrdn Dynamic Dividend Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Global Infrastructure Fund, abrdn High Income Opportunities Fund, abrdn Infrastructure Debt Fund, abrdn Real Estate Fund, abrdn Short Duration High Yield Municipal Fund, abrdn U.S. Small Cap Equity Fund, abrdn U.S. Sustainable Leaders Fund, and abrdn Ultra Short Municipal Income Fund, incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio

February 27, 2026

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated December 26, 2025, with respect to the financial statements of abrdn EM SMA Completion Fund, incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio
February 27, 2026

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated December 26, 2025, with respect to the financial statements of abrdn Emerging Markets Dividend Active ETF, abrdn Focused U.S. Small Cap Active ETF, abrdn International Small Cap Active ETF, and abrdn Ultra Short Municipal Income Active ETF, incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio
February 27, 2026